UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2023

REST EZ, INC.

(Exact name of registrant as specified in its Charter)

Wyoming	333-256498	82-4268982
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1398 W. Mason Hollow Dr.

Riverton, UT 84065

Tel.: (801) 300-2542

(Address, including zip code, and Telephone Number, including area code, of Registrant’s Principal Executive Offices)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

The Board of Directors approved on September 15, 2023, the change in auditors from M & K CPAS to DylanFloyd Accounting & Consulting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 26, 2023	REST EZ, INC.

	By:	/s/ Brandon Sosa
Brandon Sosa
Chief Executive Officer